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                                                                    EXHIBIT 99.8

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "AGREEMENT") is dated as of September 29, 2003 and entered into by and among LEVI STRAUSS & CO., a Delaware corporation (the "BORROWER"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of the Borrower (each of such undersigned Subsidiaries being a "SUBSIDIARY GRANTOR" and collectively the "SUBSIDIARY GRANTORS") and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 17 hereof (each of the Borrower, each Subsidiary Grantor and each Additional Grantor being a "GRANTOR" and collectively the "GRANTORS") and BANK OF AMERICA, N.A., as Administrative Agent for and representative of (in such capacities herein called the "SECURED PARTY") the several financial institutions (the "LENDERS") from time to time party to the Credit Agreement referred to below.

                             PRELIMINARY STATEMENTS

         A. Pursuant to that certain Credit Agreement dated as of September 29, 2003 by and among Levi Strauss & Co., a Delaware corporation, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT") for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend a certain term loan credit facility to the Borrower.

         B. The Subsidiary Grantors have executed and delivered that certain Guaranty dated as of the date hereof (said Guaranty, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "GUARANTY") in favor of the Secured Party for the benefit of the Lenders and Administrative Agent, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all Obligations of the Borrower under the Credit Agreement.

         C. It is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that the Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Secured Party to enter into the Credit Agreement, each Grantor hereby agrees with the Secured Party as follows:

Section 1. GRANT OF SECURITY. Each Grantor hereby grants to the Secured Party, for the benefit of the Lenders and the Secured Party, a security interest in all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether

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tangible or intangible,  or in which such Grantor now has or hereafter  acquires an interest and wherever the same may be located (the "COLLATERAL"):

     (a) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including the trademarks set forth on Schedule B attached hereto, as the same may be amended pursuant hereto from time to time) (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law) (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including the registrations and applications specifically set forth on Schedule B attached hereto, as the same may be amended pursuant hereto from time to time) (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law) (the "TRADEMARK REGISTRATIONS"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL" and, together with the Trademarks, Trademark Registrations and Trademark Rights, the "TRADEMARK COLLATERAL"), it being understood that the rights and interests included in the Trademark Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to Trademark applications and Trademarks presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties;

     (b) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings and formulas owned by such Grantor (including the works set forth on Schedule C attached hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHTS"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by such Grantor in the United States and any state thereof and in foreign countries (including the registrations set forth on Schedule C attached hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS" and, together with the Copyrights and the Copyright Registrations, the "COPYRIGHT COLLATERAL" and collectively, together with the Trademark Collateral, the "IP COLLATERAL"), including each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other

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works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire or for the benefit of such Grantor), authored (as a work for hire or for the benefit of such Grantor) or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements of the Copyrights and Copyright Rights in the name of such Grantor or in the name of the Secured Party or the Lenders, it being understood that the rights and interests included in the Copyright Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to Copyright applications and Copyrights presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

     (c) all proceeds, products, rents, profits and royalties of or from any and all of the foregoing IP Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing IP Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when IP Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, including all proceeds from the use or licensing of the IP Collateral, provided that such proceeds shall not include inventory (regardless whether such inventory bears any of the IP Collateral) or accounts receivable (regardless whether such accounts receivable arise from the sale of inventory that bears any of the IP Collateral, but in any case accounts receivable shall not include any royalties from the licensing of IP Collateral) or inventory sold pursuant to any trademark license granted to the ABL Agent (as defined in the Credit Agreement).

         Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Each item of Collateral listed in this Section 1 that is defined in Articles 8 or 9 of the UCC shall have the meaning set forth in the UCC, as it exists on the date of this Agreement or as it may hereafter be amended, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets, except for assets expressly excluded as set forth above.

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     Section 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the
Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of such Grantor. "SECURED OBLIGATIONS" means (i) with respect to the Borrower, all Obligations and liabilities of every nature of the Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and (ii) with respect to each Subsidiary Grantor or Additional Grantor, all Obligations and liabilities of every nature of such Grantor now or hereafter existing under or arising out of or in connection with the Guaranty.

     Section 3. GRANTORS REMAIN LIABLE. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

     (a) OWNERSHIP OF COLLATERAL. Except as expressly permitted by the Credit Agreement and for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Credit Agreement and such as may have been filed in favor of the Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

     (b) OFFICE LOCATIONS; TYPE AND JURISDICTION OF ORGANIZATION. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the IP Collateral are, as of the date hereof, and, except as set forth on Schedule D attached hereto, have been for the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations set forth on Schedule D attached hereto, as Schedule D may be updated upon the execution of this Agreement by such Additional Grantor; the type (i.e. corporation, limited partnership, etc.) and jurisdiction of organization of such Grantor are set forth on Schedule D attached hereto.

     (c) NAMES. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed or the signature pages hereof, except the names set forth on Schedule E attached hereto, as Schedule E may be updated upon the execution of this Agreement by an Additional Grantor.

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     (d) IP COLLATERAL.

          (i) A true and complete list of all Trademark Registrations and Trademark applications owned by such Grantor, in whole or in part, that are material to such Grantor's business is set forth on attached hereto.

          (ii) A true and complete list of all Copyright Registrations and applications for Copyright Registrations owned by such Grantor, in whole or in part, is set forth on Schedule C attached hereto.

          (iii) Each Grantor makes the representations and warranties made in
     Section 5.17 of the Credit Agreement by the Borrower as to such Grantor, its assets, financial condition, operations and business.

          (iv) After giving effect to the releases delivered on the Closing Date in respect of the Existing Credit Agreement, no effective security interest or other Lien covering all or any part of the IP Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

          (v) Other than Permitted Rights and as set forth on Schedule 5.17(a)(v) of the Credit Agreement, each Grantor has the full right and power to grant the license set forth in Section 7(e) and there are no outstanding agreements, assignments or encumbrances inconsistent with the provisions of this Agreement.

     (e) PERFECTION. The security interests in the Collateral granted to the Secured Party for the ratable benefit of the Lenders hereunder constitute valid Liens on such Collateral, securing the payment of the Secured Obligations. Upon
(i) the filing of UCC financing statements naming each Grantor as "DEBTOR", naming the Secured Party as "SECURED PARTY" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule F attached hereto, as Schedule F may be updated upon the execution of this Agreement by an Additional Grantor, (ii) in the case of the Trademark Collateral, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, with the United States Patent and Trademark Office and (iii) in the case of Copyright Collateral (other than Copyright Collateral that is not material to the business of any Grantor ("IMMATERIAL COPYRIGHT COLLATERAL")), in addition to the filing of such UCC financing statements, the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit II, with the United States Copyright Office (each such Grant of Trademark Security Interest and Grant of Copyright Security Interest being referred to herein as a "GRANT"), the security interests in the Collateral granted to the Secured Party for the ratable benefit of the Lenders will constitute perfected security interests therein, to the extent such security interests may be perfected by filing in the United States or by possession, prior to all other Liens (except for Liens expressly permitted by the Credit Agreement), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

     Section 5. FURTHER ASSURANCES.

     (a) GENERALLY. Each Grantor agrees that from time to time, at the expense of the Grantors, such Grantor will promptly execute and deliver all further instruments and documents,

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and take all further action, that may be necessary or desirable, or that the
Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby in any Collateral (other than Immaterial Copyright Collateral) or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will:
(i) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail, and (ii) at the Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Secured Party's security interest in all or any part of the Collateral. Each Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

     (b) IP COLLATERAL. Without limiting the generality of the foregoing Section 5(a), if any Grantor shall hereafter obtain rights to any new IP Collateral or become entitled to the benefit of (i) any Trademark Registration or application for Trademark Registration or (ii) any Copyright Registration or application for Copyright Registration, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall, within 45 days after the end of each Fiscal Quarter of the Borrower, notify the Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof or the date of the last such notice, as the case may be. Within 45 days after the end of each Fiscal Quarter of the Borrower during which any Grantor files an application for any Trademark Registration or Copyright Registration, such Grantor shall execute and deliver to the Secured Party an IP Supplement, substantially in the form of Exhibit III (an "IP SUPPLEMENT"), pursuant to which such Grantor shall grant to the Secured Party a security interest to the extent of its interest in such IP Collateral (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law). In addition, such Grantor shall, prior to the end of such 45-day period, in the case of Trademarks, record the IP Supplement with the United States Patent and Trademark Office or, in the case of Copyrights, record the IP Supplement with the Library of Congress Copyright Office of the United States. Upon delivery to the Secured Party of an IP Supplement, Schedule B and Schedule C attached hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing IP Collateral or any IP Collateral set forth on Schedule A to such IP Supplement. Each Grantor hereby authorizes the Secured Party to modify this Agreement without the signature or consent of any Grantor by attaching Schedule B and Schedule C, as applicable, that have been modified to include such IP Collateral or to delete any reference to any right, title or interest in any IP Collateral in which any Grantor no longer has or claims any right, title or interest; PROVIDED, the failure of any Grantor to execute an IP Supplement with respect to any additional IP Collateral pledged pursuant to this Agreement shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto. Notwithstanding the foregoing, Grantor shall not be required to record the security interest of the Secured Party (i) in any Immaterial Copyright Collateral or

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               (ii) in any IP Collateral, if such recordation would result in the grant of a Trademark Registration or Copyright Registration, or any application therefor, in the name of the Secured Party.

          Section 6. CERTAIN COVENANTS OF THE GRANTORS. Each Grantor shall:

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral, except where such violation would not have a Material Adverse Effect;

          (b) notify the Secured Party of any change in such Grantor's name, identity or corporate structure within 30 days of such change;

          (c) give the Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records that evidence a reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor; and

          (d) if the Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes.

          Section 7. SPECIAL COVENANTS WITH RESPECT TO THE IP COLLATERAL.

          (a) Each Grantor shall:

               (i) diligently keep reasonable records respecting the IP Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

               (ii) use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the IP Collateral acquired under such contracts (other than Permitted Rights);

               (iii) use proper statutory notice in connection with its use of any of the IP Collateral, except where the failure to give such notice would not be material to the operations or financial condition of such Grantor;

               (iv) use a commercially appropriate standard of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

               (v) furnish to the Secured Party from time to time at the Secured Party's reasonable request statements and schedules further identifying and describing any IP Collateral and such other reports in connection with such Collateral, all in reasonable detail.

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     (b) Except as otherwise provided in this Section 7, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the IP Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at the Secured Party's reasonable direction, shall take) such action as such Grantor or the Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; PROVIDED, the Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to the Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the IP Collateral or any portion thereof shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 13 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

     (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to the Secured Party, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise,
(i) any application relating to any of the IP Collateral (other than Immaterial Copyright Collateral) owned, held or used by such Grantor and set forth on Schedule B and Schedule C attached hereto, as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), and (iii) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations (other than Immaterial Copyright Collateral) and do any and all acts which are necessary or desirable to preserve and maintain all rights in all IP Collateral (other than Immaterial Copyright Collateral). Any expenses incurred in connection therewith shall be borne solely by the Grantors. Subject to the foregoing, each Grantor shall, within 45 days after the end of each Fiscal Quarter of the Borrower, give the Secured Party written notice of any abandonment of any IP Collateral registered with a Governmental Authority.

     (d) Except as provided herein, each Grantor shall have the right to commence and prosecute and/or defend in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, or other damage proceedings as are necessary to protect the IP Collateral. The Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including joining as a necessary party. Each

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Grantor shall, within 45 days after the end of each Fiscal Quarter of the
Borrower, notify the Secured Party of the institution of, or of any adverse determination that would be reasonably likely to have a Material Adverse Effect in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any IP Collateral. Each Grantor shall provide to the Secured Party any information with respect thereto requested by the Secured Party.

     (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby grants the Secured Party the nonexclusive, transferable, sublicensable, royalty-free, irrevocable right and license to use all trademarks or tradenames, copyrights (including all copyrights embodied in, associated with, or necessary for the use of the Trademarks owned or used by such Grantor (including the right to copy, create derivative works of or otherwise reproduce the Trademarks)) (including the IP Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, including the Second-Lien Collateral (the Collateral and Second-Lien Collateral together, the "COMBINED COLLATERAL") together with any goodwill associated therewith, all to the extent necessary to enable the Secured Party to realize on the Collateral in accordance with this Agreement and the Second-Lien Collateral in accordance with the Second-Lien Pledge and Security Agreement and to enable any transferee or assignee of any of the Combined Collateral to enjoy the benefits of such collateral; PROVIDED, however, the license granted under this Section 7(e) shall not be construed to limit such Grantor's ability to take reasonable steps, in accordance with its then current business practices, to protect and preserve any or all of the Combined Collateral. This right shall inure to the benefit of all successors, assigns and transferees of the Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition to the granting of such right and license, effective upon the occurrence of an Event of Default, each Grantor grants to the Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliates' or subcontractors' respective plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the IP Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. If and to the extent that any Grantor is permitted to license the IP Collateral, the Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any IP Collateral permitted hereunder in form and substance reasonably satisfactory to the Secured Party pursuant to which (i) the Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the IP Collateral licensed to it is subject to the security interest created in favor of the Secured Party and the other terms of this Agreement.

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     Section 8. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

     (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Administrative Agent pursuant to the Credit Agreement;

     (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

     (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

     (e) except as otherwise permitted by the Credit Agreement, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become Obligations of such Grantor to the Secured Party, due and payable immediately without demand;

     (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any assignments, verifications, notices and other documents in connection with the Collateral; and

     (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Grantors' expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Section 9. SECURED PARTY MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantors under Section 14(b) hereof.

     Section 10. STANDARD OF CARE. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

     Section 11. REMEDIES. If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and the Secured Party, as agent for and representative of the Lenders (but not any Lender in its individual capacity unless Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 11 shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

     Section 12. ADDITIONAL REMEDIES FOR IP COLLATERAL.

     (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) the Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, the Secured Party or otherwise, to enforce any IP Collateral, in which event each Grantor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all documents required by the Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify the Secured Party as provided in Sections 10.04 and
10.05 of the Credit Agreement and Section 14 hereof, as applicable, in connection with the exercise of its rights under this Section 12, and, to the extent that the Secured Party shall elect not to bring suit to enforce any IP Collateral as provided in this Section 12, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the IP Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from the Secured Party, each Grantor shall execute and deliver to the Secured Party an assignment or assignments of the IP Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the IP Collateral; and (iv) within five Business Days after written notice from the Secured Party, each Grantor shall make available to the Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as the Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on the Secured Party's behalf and to be compensated by the Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

     (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to the Secured Party of any rights, title and interests in and to the IP Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Secured Party as aforesaid, subject to any disposition thereof that may have been made by the Secured Party; PROVIDED, after giving effect to such reassignment, the Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of the Secured Party granted hereunder, shall continue to be in full force and effect; and PROVIDED FURTHER, the rights, title and interests so reassigned shall be free and clear of all Liens other than

Liens (if any) encumbering such rights, title and interest at the time of their assignment to the Secured Party and Liens expressly permitted by the Credit Agreement.

     Section 13. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in Section 8.03 of the Credit Agreement.

     Section 14. INDEMNITY AND EXPENSES.

     (a) The Grantors jointly and severally agree to indemnify the Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from the Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     (b) The Grantors jointly and severally agree to pay to the Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or
(iv) the failure by any Grantor to perform or observe any of the provisions hereof.

     (c) The obligations of the Grantors in this Section 14 shall (i) survive the termination of this Agreement and the discharge of the Grantors' other Obligations under this Agreement, the Credit Agreement and the other Loan Documents and (ii), as to any Grantor that is a party to a Guaranty, be subject to the provisions of Section 1(b) thereof.

     Section 15. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND RELEASE.

     (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations (other than inchoate indemnity obligations) (ii) be binding upon the Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), but subject to the provisions of Section 10.07 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lenders herein or otherwise.

     (b) Upon the payment in full of all Obligations (other than inchoate indemnity obligations), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination the Secured Party will, at the Grantors' expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

     (c) In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires to obtain a security interest release from the Secured Party, a security interest release may be obtained pursuant to the provisions set forth in this Section 15(c). In connection with any such disposition, a Grantor shall deliver an officer's certificate (x) stating that the Collateral subject to such disposition is being sold or otherwise disposed of and (y) specifying the Collateral being sold or otherwise disposed of in the proposed transaction. Upon the receipt of such officer's certificate, the Secured Party shall, at such Grantor's expense, so long as the Secured Party (A) has no reason to believe that the facts stated in such officer's certificate are not true and correct and (B) if the sale or other disposition of such item of Collateral constitutes a Disposition of IP Collateral permitted by Section 7.05(f) of the Credit Agreement shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery of the Net Cash Proceeds therefrom if and as required by Section 2.04 of the Credit Agreement, execute and deliver such releases of its security interest in such Collateral or such Guaranty, in each case as may be reasonably requested by such Grantor.

     Section 16. SECURED PARTY AS AGENT.

     (a) The Secured Party has been appointed to act as the Secured Party hereunder by the Lenders. The Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; PROVIDED that the Secured Party shall exercise, or refrain from exercising, any remedies provided for in Sections 11 and 12 hereof in accordance with the instructions of Required Lenders.

     (b) The Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute notice of resignation as the Secured Party under this Agreement; and appointment of a successor administrative agent pursuant to Section 9.09 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under Section 9.09 of the Credit Agreement by a successor administrative agent, that successor administrative agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring administrative agent's resignation hereunder as the Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Secured Party hereunder.

     Section 17. ADDITIONAL GRANTORS. The initial Subsidiary Grantors hereunder shall be such of the Subsidiaries of the Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Domestic Subsidiaries of the Borrower may become parties hereto as additional Grantors (each an "ADDITIONAL GRANTOR"), by executing a counterpart substantially in the form of Exhibit IV annexed hereto. Upon delivery of any such counterpart to the Secured Party, notice of which is hereby waived by the Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of the Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

     Section 18. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and, in the case of any such amendment or modification, by the Grantors; PROVIDED that this Agreement may be modified by the execution of a counterpart by an Additional Grantor in accordance with Section 17 hereof and the Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     Section 19. NOTICES. Any notice or other communication herein required or permitted to be given shall be mailed, faxed or delivered to the applicable address or facsimile number and shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; and (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; PROVIDED, HOWEVER, that notices and other communications to the Secured Party shall not be effective until actually received. For the purposes hereof, the address and facsimile number of each party hereto shall be as provided in Section 10.02 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or as set forth on Schedule A attached hereto, as Schedule A may be updated upon the execution of this Agreement by an Additional Grantor, or such other address or facsimile number as shall be designated by such party in a written notice delivered to the other parties hereto.

     Section 20. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Secured Party in the exercise of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     Section 21. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 22. HEADINGS. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

     Section 23. GOVERNING LAW; TERMS; RULES OF CONSTRUCTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in Sections
1.02 and 1.05 of the Credit Agreement shall be applicable to this Agreement MUTATIS MUTANDIS.

     Section 24. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTORS, THE SECURED PARTY AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GRANTORS, THE SECURED PARTY AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT. THE GRANTORS, THE SECURED PARTY, AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     Section 25. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     Section 26. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Any counterpart of this Agreement may be transmitted and/or signed by facsimile. The effectiveness of such counterpart and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all parties to this Agreement. The Secured Party may also require that any such counterpart and signatures be confirmed by a manually-signed original thereof; PROVIDED, HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile counterpart or signature.

         IN WITNESS WHEREOF, the Grantors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                       LEVI STRAUSS & CO.

                                       By:______________________________
                                       Name:
                                       Title:



                                       LEVI STRAUSS-ARGENTINA, LLC.

                                       By:______________________________
                                       Name:
                                       Title:



                                       LEVI STRAUSS FINANCIAL CENTER CORPORATION

                                       By:______________________________
                                       Name:
                                       Title:



                                       LEVI STRAUSS GLOBAL FULFILLMENT SERVICES,
                                       INC.

                                       By:______________________________
                                       Name:
                                       Title:

                                       LEVI STRAUSS GLOBAL OPERATIONS, INC.

                                       By:______________________________
                                       Name:
                                       Title:



                                       LEVI STRAUSS INTERNATIONAL

                                       By:______________________________
                                       Name:
                                       Title:

                                       LEVI STRAUSS INTERNATIONAL, INC.

                                       By:______________________________
                                       Name:
                                       Title:



                                       LEVI STRAUSS RECEIVABLES FUNDING, LLC

                                       By:______________________________
                                       Name:
                                       Title:



                                       LEVI STRAUSS SECURITIZATION CORP.

                                       By:______________________________
                                       Name:
                                       Title:

                                       LEVI STRAUSS SERVICES INC.

                                       By:______________________________
                                       Name:
                                       Title:



                                       LEVI STRAUSS, U.S.A., LLC

                                       By:______________________________
                                       Name:
                                       Title:



                                       LEVI'S ONLY STORES, INC.

                                       By:______________________________
                                       Name:
                                       Title:

                                       BATTERY STREET ENTERPRISES, INC.

                                       By:______________________________
                                       Name:
                                       Title:



                                       NF INDUSTRIES, INC.

                                       By:______________________________
                                       Name:
                                       Title:

                                       HARTWELL COMMODITIES GROUP

                                       By:______________________________
                                       Name:
                                       Title:



                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent as Secured Party

                                       By:______________________________
                                       Name:
                                       Title:

                                   SCHEDULE A
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


NAME                                     NOTICE ADDRESS AND FACSIMILE NUMBER FOR
                                         EACH SUBSIDIARY GRANTOR

                                  Schedule A-1

                                   SCHEDULE B
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

U.S. TRADEMARKS AND TRADEMARK APPLICATIONS:
                         Trademark                     Serial           Filing
    OWNER                DESCRIPTION                    NUMBER          DATE



FOREIGN TRADEMARKS AND TRADEMARK APPLICATIONS:

                          Trademark                    Serial           Filing
     OWNER                DESCRIPTION                   NUMBER          DATE

                                  Schedule B-1

                                   SCHEDULE C
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

U.S. COPYRIGHTS:

TITLE             REGISTRATION NO.  DATE OF ISSUE    REGISTERED OWNER



FOREIGN COPYRIGHT REGISTRATIONS:

COUNTRY  TITLE    REGISTRATION NO.  DATE OF ISSUE



PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

TITLE    REFERENCE NO.     DATE OF APPLICATION       COPYRIGHT CLAIMANT



PENDING FOREIGN COPYRIGHT REGISTRATIONS & APPLICATIONS:

COUNTRY  TITLE    REGISTRATION NO.  DATE OF ISSUE



                                  Schedule C-1

                                   SCHEDULE D
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

             OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION


  NAME OF GRANTOR     TYPE OF ORGANIZATION    OFFICE LOCATIONS   JURISDICTION OF
                                                                   ORGANIZATION

                                  Schedule D-1

                                   SCHEDULE E
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                   OTHER NAMES

NAME OF GRANTOR                                             OTHER NAMES



                                  Schedule E-1

                                   SCHEDULE F
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                 FILING OFFICES


GRANTOR                                                       FILING OFFICES

                                  Schedule F-1

                                                                    EXHIBIT I TO
                                        INTELLECTUAL PROPERTY SECURITY AGREEMENT


                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST

         WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

         WHEREAS, pursuant to that certain Credit Agreement dated as of September 29, 2003 by and among Levi Strauss & Co., a Delaware corporation, the Lenders from time to time party thereto, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, and Bank of America, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT") for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower; and

         WHEREAS, pursuant to the terms of a Intellectual Property Security Agreement dated as of September 29, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), among Grantor, the Administrative Agent as secured party (the "SECURED PARTY") and the other grantors named therein, Grantor has agreed to create in favor of the Secured Party a secured and protected interest in, and the Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral (as defined below);

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Intellectual Property Security Agreement, Grantor hereby grants to the Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "TRADEMARK COLLATERAL"):

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by Grantor, or hereafter adopted and used, in its business (including the trademarks set forth on Schedule A attached hereto) (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including the registrations and applications specifically set forth on Schedule A attached hereto) (the "TRADEMARK REGISTRATIONS"), all common law and other rights in and to the Trademarks in the United

                                   Exhibit I-1

     States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), and all goodwill of Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL"), it being understood that the rights and interests included in the Trademark Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to Trademarks presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

          (ii) all proceeds, products, rents, profits and royalties of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, including all proceeds from the use or licensing of Trademark Collateral, provided that such proceeds shall not include inventory (regardless whether such inventory bears any of the Trademark Collateral) or accounts receivable (regardless whether such accounts receivable arise from the sale of inventory that bears any of the Trademark Collateral, but in any case accounts receivable shall not include any royalties from the licensing of Trademark Collateral) or inventory sold pursuant to any trademark license granted to Bank of America, N.A., as agent under that certain Credit Agreement, dated as of September 29, 2003, among Levi Strauss & Co. and Levi Strauss Financial Center Corporation as borrowers, the lenders party thereto and Bank of America, N.A., as agent.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Intellectual Property Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         [The remainder of this page has been intentionally left blank.]

                                   Exhibit I-2

         IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, _____.

                                       [NAME OF GRANTOR]
                                       By:__________________________
                                       Name:
                                       Title:

                                   Exhibit I-3

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST

              United States
              Trademark                       Serial                      Filing
OWNER         DESCRIPTION                     NUMBER                        DATE

                                   Exhibit I-4

                                                                   EXHIBIT II TO
                                        INTELLECTUAL PROPERTY SECURITY AGREEMENT

                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST

                  WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

                  WHEREAS, Pursuant to that certain Credit Agreement dated as of September 29, 2003 by and among Levi Strauss & Co., a Delaware corporation, the Lenders from time to time party thereto, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, and Bank of America, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT") for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower; and

                  WHEREAS, pursuant to the terms of a Intellectual Property Security Agreement dated as of September 29, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), among Grantor, the Administrative Agent as secured party (the "SECURED PARTY") and the other grantors named therein, Grantor has agreed to create in favor of the Secured Party a secured and protected interest in, and the Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral (as defined below); and

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Intellectual Property Security Agreement, Grantor hereby grants to the Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COPYRIGHT COLLATERAL"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings and formulas owned by Grantor (including the works set forth on Schedule A attached hereto) (collectively, the "COPYRIGHTS"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by Grantor in the United States and any state thereof and in foreign countries (including the registrations set forth on Schedule A attached hereto, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign

                                  Exhibit II-1
         countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements of the Copyrights and Copyright Rights in the name of Grantor or in the name of the Secured Party or the Lenders, it being understood that the rights and interests included in the Copyright Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to Copyright applications and Copyrights presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

         (ii) all proceeds, products, rents, profits and royalties of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, including all proceeds from the use or licensing of Copyright Collateral, provided that such proceeds shall not include inventory (regardless whether such inventory bears any of the Copyright Collateral) or accounts receivable (regardless whether such accounts receivable arise from the sale of inventory that bears any of the Copyright Collateral, but in any case accounts receivable shall not include any royalties from the licensing of Copyright Collateral) or inventory sold pursuant to any license granted to Bank of America, N.A., as agent under that certain Credit Agreement, dated as of September 29, 2003, among Levi Strauss & Co. and Levi Strauss Financial Center Corporation as borrowers, the lenders party thereto and Bank of America, N.A., as agent.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Intellectual Property Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                                  Exhibit II-2

                  IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, _____.

                                       [NAME OF GRANTOR]


                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________

                                  Exhibit II-3

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST



U.S. COPYRIGHTS:

TITLE             REGISTRATION NO.  DATE OF ISSUE    REGISTERED OWNER



PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

TITLE    REFERENCE NO.     DATE OF APPLICATION       COPYRIGHT CLAIMANT



                                  Exhibit II-4

                                                                  EXHIBIT III TO
                                        INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                  IP SUPPLEMENT

         This IP SUPPLEMENT, dated as of _______, is delivered pursuant to and supplements (i) the Intellectual Property Security Agreement, dated as of September 29, 2003 (said Intellectual Property Security Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), among Levi Strauss & Co., the other Grantors named therein and Bank of America, N.A., as Administrative Agent as the Secured Party, and (ii) the [Grant of Trademark Security Interest] [Grant of Copyright Security Interest] dated as of September 29, 2003 (said [Grant of Trademark Security Interest] [Grant of Copyright Security Interest], as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "GRANT"; the terms defined therein and not otherwise defined herein being used herein as therein defined) executed by Grantor.

         ["GRANTOR"] grants to the Secured Party a security interest in all of Grantor's right, title and interest in and to the [Trademark Collateral] [Copyright Collateral] set forth on Schedule A attached hereto. All such [Trademark Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Intellectual Property Security Agreement and the Grant.

         IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                                       [GRANTOR]

                                       By:________________________
                                       Name:
                                       Title:

                                  Exhibit III-1

                                   SCHEDULE A
                                       TO
                                  IP SUPPLEMENT

Trademarks and Trademark Applications:

               United States
               Trademark                  Serial                         Filing
OWNER          DESCRIPTION                NUMBER                          DATE




Copyrights and Copyright Applications:

U.S. COPYRIGHTS:

TITLE             REGISTRATION NO.  DATE OF ISSUE    REGISTERED OWNER




PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

TITLE    REFERENCE NO.     DATE OF APPLICATION       COPYRIGHT CLAIMANT



                                  Exhibit III-2

                                                                   EXHIBIT IV TO
                                        INTELLECTUAL PROPERTY SECURITY AGREEMENT

                              [FORM OF COUNTERPART]

         COUNTERPART (this "COUNTERPART"), dated as of _______, is delivered pursuant to Section 17 of the Intellectual Property Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Intellectual Property Security Agreement, dated as of September 29, 2003 (said Intellectual Property Security Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Levi Strauss & Co., the other Grantors named therein and Bank of America, N.A., as Administrative Agent as the Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Intellectual Property Security Agreement in accordance with Section 17 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

                  (i) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Intellectual Property Security Agreement1;

                  (ii) agrees that all Collateral of the undersigned, including the items of property set forth on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

                  (iii) makes the representations and warranties set forth in the Intellectual Property Security Agreement, as amended hereby, to the extent relating to the undersigned.


                                       [NAME OF ADDITIONAL GRANTOR]
                                       By:___________________________
                                       Name:
                                       Title:

______________________________
         1 The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.

                                  Exhibit IV-1